                 [SEAL]                                            [LOGO]                             [SEAL]

 THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF        NUMERICAL TECHNOLOGIES, INC.             CUSIP 67053T 10 1
RIDGEFIELD, N.J. OR THE CITY OF NEW YORK, N.Y.
                                                                                             SEE REVERSE FOR CERTAIN DEFINITIONS
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             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                            [GRAPHIC APPEARS HERE]

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.0001 PAR VALUE PER
                                   SHARE, OF

     _____________________                               _________________
__________________________  NUMERICAL TECHNOLOGIES, INC. _______________________
     _____________________                               _________________

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
Agent and Registrar.

     WITNESS the facsimile signatures of its duly authorized officers.

Dated:


                                    [SEAL]
        /s/ Yao-Ting Wang                           /s/ Yagyensh C. Pati

       ASSISTANT SECRETARY                 PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
          CHASEMELLON SHAREHOLDER SERVICES, LLC.
                              TRANSFER AGENT AND REGISTRAR


                                                            AUTHORIZED SIGNATURE

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                         NUMERICAL TECHNOLOGIES, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any stockholder of the Corporation, upon written request and without charge from the Secretary of the Corporation at the principal office of the Corporation.
     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED
THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE
OF A REPLACEMENT CERTIFICATE.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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
     TEN COM -  as tenants in common                      UNIF GIFT MIN ACT -  _______________ Custodian _________________
     TEN ENT -  as tenants by the entireties                                         (Cust)                    (Minor)
     JT TEN  -  as joint tenants with right                                   under Uniform Gifts to Minors
                of survivorship and not as                                    Act _________________________________________
                tenants in common                                                                 (State)
     COM PROP - as community property                     UNIF TRF MIN ACT - _____________ Custodian (until age ___________)
                                                                                (Cust)
                                                                             ______________________ under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act ___________________________________
                                                                                                     (State)
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    Additional abbreviations may also be used though not in the above list.

     For value received, ____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER TAXPAYER
      IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------

-----------------------------------------------

______________________________________________________________________________
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

________________________________________________________________________ shares of the common stock represented by the within Certificate, and do hereby irrevocable constitute and appoint

_____________________________________________________________________ Attorney,
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________,____                      X _________________________________


                                          X _________________________________

Notice: The signature(s) to this assignment must correspond with the name(s) written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed


By _________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.